U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2026
ARQ, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2026, Arq, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted to approve the Arq, Inc. 2026 Omnibus Incentive Plan (the "2026 Plan") and authorized the issuance of up to 1,500,000 shares of common stock thereunder plus certain shares remaining available under the Company's 2024 Omnibus Incentive Plan as of June 10, 2026. The 2026 Plan provides for the grant of options (both nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance share units, and other stock-based awards and cash-based awards to employees, directors, and consultants of the Company or its subsidiaries.
A summary of the 2026 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2026 (the "2026 Proxy Statement"). That summary and the foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders considered and voted on five proposals, which are described in detail in the 2026 Proxy Statement. Set forth below are the matters the stockholders voted on and the final voting results.

(1)	Proposal:	Election of six directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Votes
Laurie Bergman	21,756,739	605,466	9,645,289
Jeremy Blank	19,796,330	2,565,875	9,645,289
Richard Campbell-Breeden	21,812,209	549,996	9,645,289
Carol Eicher	21,560,459	801,746	9,645,289
Julian McIntyre	19,633,501	2,728,704	9,645,289
Robert Rasmus	19,871,142	2,491,063	9,645,289

(2)	Proposal:	To approve, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed in the 2026 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

Votes
For	Against	Abstain	Broker Non-Votes
21,562,428	670,264	129,513	9,645,289

(3)	Proposal:	Ratification of the Audit Committee's selection of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes
For	Against	Abstain	Broker Non-Votes
31,874,146	58,879	74,469	N/A

(4)	Proposal:	To approve the Arq, Inc. 2026 Omnibus Incentive Plan.

Votes
For	Against	Abstain	Broker Non-Votes
16,506,996	3,879,647	1,975,562	9,645,289

(5)	Proposal:	To approve the Ninth Amendment to Tax Asset Protection Plan by and between the Company and Computer Share Trust Company, N.A., as rights agent.

Votes
For	Against	Abstain	Broker Non-Votes
20,808,187	1,530,075	23,943	9,645,289

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Arq, Inc. 2026 Omnibus Incentive Plan.
10.2
Ninth Amendment to Tax Asset Protection Plan dated as of April 15, 2026, by and between the Company and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company's report on Form 8-K filed April 17, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 11, 2026

Arq, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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